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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 12, 2000


                                 EARTHWEB INC.
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE            000-25017                 13-3899472
      (State or Other            (Commission File Number)    (IRS Employer
         Jurisdiction of                                    Identification No.)
         Incorporation)

         3 PARK AVENUE,  NEW YORK,  NEW YORK                     10016
            (Address of Principal Executive Offices)           (Zip Code)

                                (212) 725-6550
             (Registrant's telephone number, including area code)
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ITEM 5: Other Events.

On January 12, 2000 EarthWeb Inc. ("EarthWeb") announced its intention to raise $75 million (excluding any over-allotments) through a 144A offering of convertible subordinated notes.

A copy of the press release issued by EarthWeb on January 12, 2000 concerning the offering is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EarthWeb Inc.

Dated: January 13, 2000                      By: /s/ Jack D. Hidary
                                                 -------------------
                                                 Jack D. Hidary
                                                 President and Chief Executive
                                                 Officer
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Item 7:  Exhibit  No.       Description
         -------  ---       -----------

         99.1 January 12, 2000 press release: EarthWeb to Offer $75 Million of Convertible Notes